UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report: December 20, 2021

 BioDelivery Sciences International, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-31361	35-2089858
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
4131 ParkLake Ave., Suite 225
Raleigh,	NC.		27612
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: 919-582-9050
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	BDSI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On December 20, 2021, BioDelivery Sciences International, Inc. (the “Company”) issued a press release to announce that the United States District Court for the District of Delaware (the “Court”) issued an opinion in favor of the Company in the Company’s previously disclosed patent litigation against Alvogen PB Research & Development LLC, Alvogen Malta Operations Ltd., Alvogen Pine Brook LLC, Alvogen, Inc. and Alvogen Group, Inc. (together, “Alvogen”). A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.02	Other Events.

On December 20, 2021, the Court issued an opinion in favor of the Company in the Company’s previously disclosed patent litigation against Alvogen. The Court’s opinion upheld the validity of claims in the Company’s patent 8,147, 866 (the “‘866 Patent”), which expires in 2027, and patent 9,901,539, which expires in 2032. Alvogen conceded infringement of these claims. Accordingly, BDSI expects to maintain market exclusivity of BELBUCA against Alvogen until 2032. The Company had previously settled a lawsuit over the ‘866 Patent with Teva Pharmaceuticals USA (“Teva”) that granted Teva the right to begin selling its generic product on January 23, 2027, or earlier under certain circumstances. The Court’s opinion also stated that some claims of the ‘866 Patent and patent 9,655,843, a third Company patent which expires in 2027, are invalid.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on December 20, 2021, furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 104)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 21, 2021	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ James Vollins
	Name:	James Vollins
	Title:	General Counsel